Delaware Fund

For Total Return

             [Photo of PECO Energy Corp. Building]

service and guidance

professional management

goals

1998
Semi-Annual

Report


DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

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                                                                 May 15, 1998

Dear Shareholder:

Looking back, 1938 was an inauspicious time to launch an equity mutual fund.

        Sixty years ago Hitler seized Austria and Czechoslovakia. Stalin purged millions and collectivized 90% of Russia's farms. The Pacific Rim faced a crisis - Japan was invading China, destroying city after city.

        Here in the U.S., the economy was in trouble. The nation's unemployment rate stood at 19%. Franklin Roosevelt's New Deal lifted spirits but did little to boost the country's anemic growth rate. Hollywood was planning a new movie - Gone With the Wind.

        Delaware Fund's founders foresaw better times ahead. For the past 60 years, the Fund's investment strategies have helped build financial security for thousands of people.

        Through 11 Presidential administrations, four wars and two oil shortages, Delaware Fund has offered a lifetime of inflation protection. In fact, over the last generation the Fund's results have outpaced the returns of an unmanaged, balanced mix of stocks and bonds (as shown on page 9).

        We are pleased to report that we upheld our tradition of sound investing during the first half of fiscal 1998 as Delaware Fund marked its 60th Anniversary. The Fund provided a +14.92% total return (for Class A shares at net asset value with distributions reinvested) for the six months ended April 30, 1998. Delaware Fund's returns for the period outpaced the average of its peers by almost 350 basis points (3.5%) and ranked among the top 5% of all balanced funds as shown below.*

        We achieved robust results with a stock portfolio of large and mid-size companies that had superior earnings


OVER THE LAST GENERATION THE FUND'S RESULTS HAVE OUTPACED THE RETURNS OF AN UNMANAGED, BALANCED MIX OF STOCKS AND BONDS.

CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended                 10 Years Ended
                                                        April 30, 1998                  October 31, 1997
--------------------------------------------------------------------------------------------------------------
Delaware Fund A Class                                      +14.92%                          +14.76%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        +3.59%                           +9.05%
Standard & Poor's 500 Index                                +22.49%                          +18.89%
Lipper Balanced Fund Average                               +11.46% (389 funds)              +13.14% (52 funds)
--------------------------------------------------------------------------------------------------------------

Delaware Fund performance and that of Lipper Balanced Fund Average is based on net asset value and reinvestment of distributions. Performance for all Fund classes can be found on page 9. A direct investment in a balanced mix of the unmanaged indexes shown above is not possible.

*Total returns of Delaware Fund's A class shares ranked 19 of 389 funds, 38th out of 365 funds, 41st out of 249 funds, 35th out of 123 funds and 8th of 52 funds for the six-month, one-year, three-year, five-year and 10-year periods ended April 30, 1998 by Lipper Analytical Services. Rankings are based on total return at net asset value.

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and dividend growth potential. This was complemented by holdings of U.S.
government bonds, mortgage-related securities, and high-quality corporate bonds. Our pharmaceutical and capital goods stock selections did particularly well. Rising bond prices helped augment the Fund's total return.

        Delaware Fund aims to provide a balance of current income, capital appreciation and principal preservation, and as such is more conservative than funds that invest solely in equities. It is guided by two portfolio managers:
George H. Burwell, who is responsible for stock selection and asset allocation, and Gary A. Reed, whose bond selection strategy tends to emphasize high quality corporate and mortgage-backed bonds.

        In 1938, the Dow Jones Industrial Average stood at less than 70 points, compared to 9063 on April 30, 1998. For most Americans, simply finding a steady job 60 years ago was a challenge while developments overseas represented threats rather than investment opportunities.

        We owe a debt of gratitude to the generation whose sacrifices and faith in freedom and free markets paved the way for the prosperity the U.S. is enjoying in the final years of the 20th Century. As we prepare for a new millennium, the economic and social issues of the day are far less brutal but equally challenging.

        Among the questions people ask today is whether the Social Security program that FDR established in the 1930s will be solvent when Delaware Fund celebrates its 100th anniversary in 2038. We can't predict the future, but we do believe, as the founders of Delaware Fund did so many years ago, that governments and companies can prosper over the long term only when citizens and customers are treated with respect. Where free choice flourishes, the potential for investors is limitless.

Sincerely,


/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


Our 60th Year
____________________________________________________________________________
Delaware Fund:
The Power Of Balanced Investing
Our report cover features a time-lapse composite photograph of an electronic message marking Delaware Fund's 60th Anniversary on April 25, 1998. It ran atop the PECO Energy Corp. tower in Center City Philadelphia. In the background to the left is One Commerce Square, home of Delaware Investments.
_____________________________________________________________________________

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Portfolio Managers' Review

EQUITIES:
MERGERS AND OTHER CATALYSTS
The U.S. stock market has soared to extraordinary new heights since the summer of 1997 despite a major recession in Asia and robust domestic economic growth. Merger activity in several industries and falling interest rates boosted share prices of large and mid-size companies.

YOUR FUND HAD THE FLEXIBILITY AND RESOURCES TO BUY COMPANIES WITH CONSISTENT EARNINGS AND DIVIDEND GROWTH POTENTIAL AT ATTRACTIVE PRICES WITHOUT HAVING TO "TRADE-IN" STOCKS WE THOUGHT STILL HAVE POTENTIAL.

       Annual consumer inflation was just 1.4% as of April 30, 1998, the lowest level in 12 years. With the aid of stock buybacks, cost cutting and increased marketing, many domestic-oriented companies have reported earnings gains. However, some areas such as technology and basic industry face lower profits in the months ahead due to increased competition from inexpensive exports and weakened product demand from Pacific Rim customers.

        As your Fund's net assets reached record levels, it had the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices without having to "trade-in" stocks we thought still have potential. We generally sold stocks that had appreciated to the point where the Fund's sell discipline was triggered. This happens when a stock's price relative to earnings (P/E ratio) exceeds that of the overall market by more than 20%.

BONDS: TREADING WATER
During the first half of fiscal 1998, bond market uncertainty remained high even as yields on 30-year U.S. Treasury bonds fell to record lows in January. Government economic statistics offered little evidence that the Asian recession could slow the U.S. economy. Since October, high quality bonds have generally earned their coupon, but nothing more.

PORTFOLIO MIX
--------------------------------------------------------------------------
April 30, 1998



Consumer Growth Stocks                    12.9%
Capital Goods Stocks                      10.7%
Consumer Staples Stocks                    5.5%
Financial Stocks                          12.8%
Utility/Energy Stocks                      5.2%
Cash                                       2.1%
Treasuries/Other Bonds                     3.5%
Consumer Cyclical Stocks                   6.6%
Asset-Backed Securities/Corporate Bonds   10.2%
Mortgage-Backed Securities                13.8%
Telecommunications/Technology              9.0%
Raw Materials                              7.7%

ASSET ALLOCATION
------------------------------------------------------
                  April 30, 1998      October 31, 1997
------------------------------------------------------
Stocks               70.4%                  66.8%
Bonds                27.5%                  32.2%
Cash                  2.1%                   1.1%
------------------------------------------------------
Beta*                 0.63                   0.65
Yield**               1.92%                  2.38%
------------------------------------------------------

* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.

** Thirty-day current yield for A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B, C and Institutional Class shares were, respectively, 1.24%, 1.24% and 2.22% as of April 30, 1998.

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        Most Federal Reserve Board members appear to favor either standing pat or a modest increase in the Fed's interest rate target. The consensus seems to be that the U.S. economy can achieve higher growth rates without triggering inflation because business has been increasing productivity by adding new technology.

        Since autumn many corporate bonds have been negatively affected by problems in the Pacific Rim. Bond market analysts have been forced to reevaluate credit risks of manufacturers and financial firms tied to the region. Some domestic-oriented corporate bonds performed well, however, as a mild winter fueled consumer spending. Returns from selected mortgage securities were more attractive than corporate bonds during the first half of fiscal 1998 despite brisk refinancing activity. In our view, a wave of mortgage prepayments generated by 1997's sharp interest rate decline is still working its way through the bond market. Still, in the first calendar quarter of 1998, amid record residential and commercial refinancing activity, mortgages on average provided a +1.64% return.

STRATEGIC POSITIONING
Continued stock market appreciation since autumn helped boost the equity component of Delaware Fund from 66.8% to 70.4% of your Fund's net assets as of April 30, 1998. Cash flow from new investors also improved, providing us with greater flexibility to choose new stocks.

        Delaware Fund's weighting in bonds as of April 30, 1998, was lower than six months earlier and the lowest weighting in several years. This reflects our belief that the earnings yield of stocks (earnings per share divided by stock price) is likely to be modestly superior than bond yields in the months ahead. We reduced our weighting in corporate bonds and maintained an above-average position in mortgages because of their superior income potential.

DELAWARE FUND'S STOCK FOCUS
Since autumn, we achieved success with high-profile companies making or distributing pharmaceuticals, such as Eli Lilly & Co. and Rite-Aid Corp. Nationwide retailers such as Lowe's Companies, a hardware chain, and Intimate Brands Inc., operator of Victoria's Secret and Bath.

STOCK PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
                                           April 30, 1998      October 31, 1997
------------------------------------------------------------------------------
Median Market Capitalization                $5.5 billion         $5.7 billion
Number of Stocks                                60                    53
Average Stock Price-to-Earnings Ratio          19.6x                16.9x
Top Sector                                Financial Stocks       Capital Goods
Stock Portfolio Six-Month Return              +19.77%*             +29.91%**
------------------------------------------------------------------------------

* For A Class shares with dividends reinvested at net asset value without effect of sales charges or expenses. P/E ratio based on analysts' earnings estimates as reported by First Call. For complete Fund performance, see page 9. ** Fiscal 1997 return.

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& Body Works' stores, also helped lift your Fund's returns.

        As in fiscal 1997, our holdings of niche service and capital goods businesses delivered solid results. These included Ecolab Inc., which provides sanitary services to the hospitality industry, and Symbol Technologies, which makes machines that scan bar codes.

        A few of our stock selections such as BetzDearborn, a chemical company specializing in water treatment systems, and Motorola, which makes pagers, cellular telephones and semi-conductors, did not meet our expectations. Both were sold at a loss during the first half.

        Over time, we think investors will pay more for companies with consistent earnings and dividend growth. When we select stocks, we look for:

o Value - attractive growth at discount prices;
o Consistency - steady growth in a relatively stable industry;
o Cash flow - substantial resources to reinvest in the business or raise dividends;
o Catalysts - improving operations or expansion through acquisition; and
o Undiscovered potential - the company's potential hasn't been recognized yet by the market.

DELAWARE FUND'S BOND FOCUS
Given bond market volatility in the 1990s, we believe that reducing risk is of paramount importance. A strategy that provides high current income from bonds can help offset stock market volatility on the Fund's equity portfolio.

        Since October, Delaware Fund's bond component generally matched the duration of the Lehman Brothers Aggregate Bond Index, a broad and unmanaged benchmark of intermediate and long-term government, corporate and mortgage securities.

        Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates. A longer duration increases the chance an investment can appreciate in value when interest rates fall, as well as the possibility of principal loss when rates rise.

        We had a greater percentage of mortgage-related securities as of April 30 than the Lehman Aggregate Index because we believed these securities offered higher income potential than U.S. Treasuries. However, investing in mortgages carries the risk that homeowners will prepay debt if interest rates drop sharply. Your Fund's management seeks to reduce refinancing

BOND PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
                                     April 30, 1998            October 31, 1997
------------------------------------------------------------------------------
Average Effective Duration             4.5 years                  4.7 years
Average Effective Maturity             7.9 years                  8.2 years
Average Quality                           AA2                        AA2
Yield (Before Expenses)                  7.10%                      7.36%
Largest Sector Focus                   Mortgages                  Mortgages
Bond Portfolio Six-Month Return         +3.59%*                    +8.49%**
------------------------------------------------------------------------------
* Based on Class A shares at net asset value with income reinvested without effect of sales charges or expenses. For complete Fund performance, see page
   9. See page 4 for SEC yields.
** Fiscal 1997 return.

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                                                                          7

risk by investing in discount mortgages and pools of mortgages with low loan balances. These tend to have a more attractive risk/reward profile.

A STRATEGY THAT PROVIDES HIGH CURRENT INCOME FROM BONDS CAN HELP OFFSET VOLATILITY IN THE FUND'S EQUITY PORTFOLIO.

SUMMARY OUTLOOK
Compared to the end of calendar year 1997, investor confidence in stocks is much greater, and that has helped push prices higher. Investors seem willing to pay more for consistent growth, and in the case of some pharmaceutical and technology stocks, relative value is being ignored. Some companies' shares trade at 40 times next year's projected profits.

       Risks associated with owning equities have increased, in our view, especially if earnings should disappoint investors. Profits of companies in the S&P 500 Index grew by only 3% in the first calendar quarter of 1998, the smallest increase in nearly seven years. Stock prices have continued to rise because most analysts believe corporate earnings could surge later this year.

        To help reduce risk, we are sticking with Delaware Fund's strict growth with value discipline. What we mean is we won't pay more than a 20% premium for any stock (compared to the price-earnings ratio of the S&P 500). We prefer to buy stocks whose P/E ratio is lower than the overall market.

        For the balance of fiscal 1998, we think certain consumer oriented companies exhibiting dividend and earnings growth are likely to provide superior returns. We have positioned Delaware Fund's stock portfolio to benefit from well-managed businesses in the clothing, home remodeling, paint, life insurance and retail sectors, among others.

        Compared to Treasuries, corporate and mortgage bonds appear modestly undervalued. We believe fixed-income investors can benefit from investments in these sectors while taking precautions against a fall in bond prices. In our view, the Fed will not allow inflationary risks to accelerate and barring any further deterioration in Asia, or a stock market correction, will be quick to raise rates if domestic growth accelerates.

        While there are some signs of slowing in American exports, U.S. consumer spending is strong. The domestic economy is propelled by relatively low interest rates, mortgage refinancing, the lowest unemployment rate in a generation and low oil prices. Amid exuberance for a narrow range of domestic equities, we think a balanced mix of stocks and high-quality fixed-income securities can be a sensible alternative to more aggressive strategies.


GEORGE H. BURWELL
Vice President/Senior Portfolio Manager
Equities


GARY A. REED
Vice President/Senior Portfolio Manager
Fixed-Income

May 15, 1998

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   8

MATURING WITH GRACE

OUR EQUITY BUY/SELL DISCIPLINE: THEN AND NOW

In the 1960s, conglomerates were thought to be the wave of the future. Executives believed that owning many different businesses would produce steady profits and make corporations less dependent on the ebb and flow of the U.S. economy.

    A colorful example was WR Grace & Co. under J. Peter Grace, one of America's longest reigning chief executives. In Delaware Fund's Silver Anniversary year, WR Grace's stock was the Fund's third largest holding of a 112-stock portfolio. WR Grace's stock generally performed well during the 1960s as demand for the company's Cryovac food packaging products and specialty chemicals expanded. Over the years, Grace would build a diverse mix of businesses that included water treatment chemicals, cocoa processing for chocolate, construction products, the Channel Home Center hardware chain and kidney dialysis service centers.

    Grace's shares have moved in and out of Delaware Fund's portfolio over the years, reflecting the company's earnings prospects and market conditions. During the deep U.S. recession of the early 1980s, for example, the company fell on hard times. Dividend growth ground to a halt and Delaware Fund generally didn't own the stock. Grace's expansion into the energy business a generation ago didn't work out when oil prices fell sharply.

    By the 1990s, conglomerates were out of favor. Securities analysts found them difficult to analyze and a "stick to your core strengths" theme emerged across industrial America. J. Peter Grace's successors sold the company's energy, medical care and cocoa businesses, among others.


YOUR FUND'S LARGEST HOLDINGS A GENERATION AGO REFLECTED AMERICA'S INDUSTRIAL MIGHT - OIL, CHEMICALS, AVIATION AND RAILS. TODAY'S TOP HOLDINGS MIRROR AN ECONOMY DOMINATED BY SERVICES, TECHNOLOGY, HEALTH CARE AND RETAILING.


    At the end of fiscal 1997, Grace had again become one of Delaware Fund's top 10 equity holdings. We thought the company, then selling for $55 a share, was really worth about $85 share. At the time of purchase, Grace's price-earnings P/E ratio was just 13 times earnings, about 30% less than overall market.

    During the first half of fiscal 1998, the market recognized much of WR Grace's potential when the company agreed to merge its Cryovac business into Sealed Air Corp. Delaware Fund then reduced its position in WR Grace to reduce risk. We owned shares in both companies as of April 30. As with all our holdings, we are carefully monitoring each company's earnings and dividend growth potential, and our positioning is subject to change.


DELAWARE FUND - TOP 10 EQUITY HOLDINGS
-----------------------------------------------------------
35 Years Ago                     April 30, 1998
-----------------------------------------------------------
Collins & Aikman                 Masco Corp.
Texaco                           Ecolab Inc.
WR Grace                         Rite Aid Corp.
Air Products                     American Home Products
Bayuk Cigars                     Wallace Computer Services
McDonnell Aircraft               Equifax Inc.
E. I. duPont                     Symbol Technologies
Southern Railway Co.             Hewlett-Packard
Celanese Corp. of America        Johnson & Johnson
Standard Oil (Indiana)           Intimate Brands

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                                                                          9
A SOUND CHOICE FOR ALL AGES - A GENERATION OF SUPERIOR RESULTS
--------------------------------------------------------------

GROWTH OF A $100,000 INVESTMENT
APRIL 30, 1978 TO APRIL 30, 1998

                              An Unmanaged
                              Balanced Mix;
                               60% S&P 500
               Delaware     40% Lehman Brothers
                 Fund           Aggregate
               A Class         Bond Index
4/30/78      $   96,277        $  100,000
4/30/79      $  102,833        $  107,796
4/30/80      $  110,841        $  115,345
4/30/81      $  161,349        $  135,167
4/30/82      $  166,962        $  137,752
4/30/83      $  269,240        $  195,834
4/30/84      $  239,609        $  199,759
4/30/85      $  285,458        $  237,359
4/30/86      $  406,323        $  314,469
4/30/87      $  463,723        $  371,077
4/30/88      $  396,005        $  370,930
4/30/89      $  486,833        $  433,253
4/30/90      $  536,112        $  477,128
4/30/91      $  606,897        $  557,998
4/30/92      $  689,031        $  630,635
4/30/93      $  775,281        $  699,352
4/30/94      $  817,807        $  724,167
4/30/95      $  875,716        $  820,970
4/30/96      $1,039,820        $  995,000
4/30/97      $1,200,559        $1,171,939
4/30/98      $1.57 million     $1.50 million

Your Fund outperformed an unmanaged balanced mix of stocks and bonds for the 20-year period ended April 30, 1998.

Chart assumes $100,00 invested on April 30, 1978 and includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Performance of other Classes of Delaware Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELAWARE FUND PERFORMANCE
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH APRIL 30, 1998

                                     Lifetime           Ten Years         Five Years        One Year
-----------------------------------------------------------------------------------------------------
Class A (Est. 4/25/38)
    Excluding Sales Charge          +11.52%              +14.76%           +15.14%           +30.68%
    Including Sales Charge          +11.43%              +14.20%           +14.02%           +24.47%
-----------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge          +17.84%                                                  +29.63%
    Including Sales Charge          +17.30%                                                  +25.63%
-----------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge          +19.95%                                                  +29.65%
    Including Sales Charge          +19.95%                                                  +28.65%
-----------------------------------------------------------------------------------------------------

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of any distributions and any applicable sales charges as noted below. B and C Class results excluding sales charge assume either the investment was not redeemed or contingent sales charges did not apply.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods and cumulative return for the six months ended April 30, 1998 for Delaware Fund's Institutional Class, were +11.53%, +14.87%, +15.34%, +30.98% and +15.04%, respectively. The Institutional Class was initially made available on November 9, 1992 and is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for the Institutional Class for periods prior to this date are based on Class A performance, adjusted to eliminate the sales charge, but not the asset-based distribution charge.

for total
 return
   10

DELAWARE FUND - 60 YEARS OF GROWTH
A Lifetime of Inflation Protection Through Balanced Investing
Growth of a $10,000 Investment 1938-1997
DIVIDENDS = $2,402,965
CAPITAL GAINS & PRINCIPAL = $4,204,057

              Delaware
                Fund
            A Class with   U.S. Consumer
            Distributions   Price Index
             Reinvested    (Inflation)
   5/2/38      $  9,524      $10,000       5/2/38   Average Hourly Wage $0.70
  4/30/39      $  9,593      $ 9,809      4/30/39
  4/30/40      $ 11,868      $ 9,923      4/30/40
  4/30/41      $ 11,200      $10,140      4/30/41
  4/30/42      $ 10,303      $11,425      4/30/42
  4/30/43      $ 15,400      $12,341      4/30/43
  4/30/44      $ 16,358      $12,392      4/30/44
  4/30/45      $ 21,156      $12,633      4/30/45
  4/30/46      $ 28,428      $13,028      4/30/46
  4/30/47      $ 21,900      $15,559      4/30/47
  4/30/48      $ 23,863      $16,870      4/30/48   Berlin Airlift
  4/30/49      $ 22,025      $16,934      4/30/49
  4/30/50      $ 27,556      $16,756      4/30/50
  4/30/51      $ 34,557      $18,333      4/30/51
  4/30/52      $ 35,596      $18,741      4/30/52
  4/30/53      $ 39,259      $18,880      4/30/53
  4/30/54      $ 45,273      $19,020      4/30/54
  4/30/55      $ 61,107      $18,982      4/30/55
  4/30/56      $ 70,514      $19,071      4/30/56
  4/30/57      $ 73,035      $19,809      4/30/57
  4/30/58      $ 71,313      $20,522      4/30/58   First Electronic Transistors
  4/30/59      $100,161      $20,560      4/30/59
  4/30/60      $ 94,550      $20,967      4/30/60
  4/30/61      $121,705      $21,158      4/30/61
  4/30/62      $116,865      $21,442      4/30/62
  4/30/63      $123,041      $21,631      4/30/63
  4/30/64      $141,538      $21,963      4/30/64
  4/30/65      $173,782      $22,271      4/30/65
  4/30/66      $240,095      $22,911      4/30/66
  4/30/67      $261,460      $23,480      4/30/67
  4/30/68      $286,339      $24,428      4/30/68   Global Urban Social Unrest
                                                                      for total
                                                                        return
                                                                          11

 4/30/69   $  306,083      $ 25,755     4/30/69
 4/30/70   $  239,310      $ 27,294     4/30/70
 4/30/71   $  332,874      $ 28,479     4/30/71
 4/30/72   $  355,078      $ 29,451     4/30/72
 4/30/73   $  280,685      $ 30,967     4/30/73
 4/30/74   $  253,223      $ 34,118     4/30/74
 4/30/75   $  266,104      $ 37,578     4/30/75
 4/30/76   $  342,991      $ 39,852     4/30/76
 4/30/77   $  381,288      $ 42,553     4/30/77
                                                  Inflation Begins
 4/30/78   $  405,458      $ 45,372     4/30/78   Three-Year Upward Spiral
 4/30/79   $  433,066      $ 50,111     4/30/79
 4/30/80   $  466,789      $ 57,456     4/30/80
 4/30/81   $  679,495      $ 63,214     4/30/81
 4/30/82   $  703,136      $ 67,360     4/30/82
 4/30/83   $1,133,864      $ 70,013     4/30/83
 4/30/84   $1,009,077      $ 73,165     4/30/84
 4/30/85   $1,202,163      $ 75,842     4/30/85
 4/30/86   $1,711,166      $ 77,074     4/30/86
 4/30/87   $1,952,898      $ 80,012     4/30/87
 4/30/88   $1,667,715      $ 83,091     4/30/88   Japanese Stock Market Soars
 4/30/89   $2,050,223      $ 87,348     4/30/89
 4/30/90   $2,257,751      $ 91,463     4/30/90
 4/30/91   $2,555,855      $ 95,934     4/30/91
 4/30/92   $2,901,746      $ 98,985     4/30/92
 4/30/93   $3,264,976      $102,178     4/30/93
 4/30/94   $3,444,067      $104,590     4/30/94
 4/30/95   $3,687,940      $107,783     4/30/95
 4/30/96   $4,379,042      $110,817     4/30/96
 4/30/97   $5,055,970      $113,673     4/30/97
 4/30/98   $6,601,336      $115,093     4/30/98   European Monetary Union
                                                  Pending

A BETTER-THAN-AVERAGE BALANCE FOR GENERATIONS
--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH APRIL 30, 1998

                                       Six          One          Five          Ten          Twenty      Thirty
                                     Months*        Year        Years         Years         Years        Years
--------------------------------------------------------------------------------------------------------------
Delaware Fund A Class               +14.92%       +30.68%       +15.14%      +14.76%       +14.98%      +11.03%
Lipper Balanced Fund Average        +11.46%       +25.51%       +14.26%      +13.14%       +13.84%      +10.89%
                                 (389 funds)    (365 funds)   (123 funds)  (52 funds)     (27 funds)  (20 funds)
--------------------------------------------------------------------------------------------------------------

* Cumulative total return. All performance shown is at net asset value and includes reinvestment of capital gains and dividends. Performance of other classes of Delaware Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. See page 9 for Fund performance for all classes with sales charges. Performance of other classes of Delaware Fund differ from the above due to differing charges and expenses.

12 for total return

Financial Statements
DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE FUND
STATEMENT OF NET ASSETS
APRIL 30, 1998 (UNAUDITED)

------------------------------------------------------------------------------------
                                                     NUMBER OF            MARKET
                                                      SHARES              VALUE
------------------------------------------------------------------------------------
 COMMON STOCK - 69.49%
 Aerospace & Defense - 0.66%
 GenCorp ..............................              180,600         $  5,497,013
                                                                     ------------
                                                                        5,497,013
                                                                     ------------
 AUTOMOBILES & AUTO PARTS - 2.47%
*Danaher ..............................              189,300           13,605,938
 Federal Signal .......................              318,600            6,829,988
                                                                     ------------
                                                                       20,435,926
                                                                     ------------
 BANKING, FINANCE & INSURANCE - 12.82%
 American International Group .........               77,950           10,255,297
 Chubb ................................               88,700            7,001,756
*Equifax ..............................              465,900           18,024,506
 Federal Home Loan ....................              275,300           12,749,831
 Federal National Mortgage ............              194,600           11,651,675
 Nationwide Financial Services-A ......              195,900            8,497,163
*PMI Group ............................              139,200           11,310,000
*Provident ............................              157,900            6,167,969
 SAFECO ...............................              170,800            8,523,987
 Unum .................................              221,900           11,927,125
                                                                     ------------
                                                                      106,109,309
                                                                     ------------
 BUILDING & MATERIALS - 4.32%
 Chicago Bridge and Iron ..............              181,000            2,941,250
 Foster Wheeler .......................              176,500            4,886,844
*Masco ................................              481,100           27,903,800
                                                                     ------------
                                                                       35,731,894
                                                                     ------------
 CABLE, MEDIA & PUBLISHING - 2.50%
 Wallace Computer Services ............              572,800           20,656,600
                                                                     ------------
                                                                       20,656,600
                                                                     ------------
 CHEMICALS - 1.11%
*Fuller (HB) ..........................              100,900            6,299,944
 Grace(W.R.) ..........................              142,400            2,892,500
                                                                     ------------
                                                                        9,192,444
                                                                     ------------
 COMPUTERS & TECHNOLOGY - 1.80%
 Hewlett-Packard ......................              198,300           14,934,469
                                                                     ------------
                                                                       14,934,469
                                                                     ------------
 ELECTRONICS & ELECTRICAL - 4.45%
 Intel ................................              111,500            9,014,078
 Symbol Technologies ..................              448,050           17,249,925
 Teleflex .............................              248,600           10,565,500
                                                                     ------------
                                                                       36,829,503
                                                                     ------------
 ENERGY - 3.17%
 Compagnie Francaise de Petroleum Total              160,423            9,424,850
 Kerr-McGee ...........................              165,000           10,890,000
 Royal Dutch Petroleum ................              105,200            5,950,375
                                                                     ------------
                                                                       26,265,225
                                                                     ------------
 ENVIROMENTAL SERVICES - 3.35%
 Ecolab ...............................              875,000           27,726,563
                                                                     ------------
                                                                       27,726,563
                                                                     ------------

-----------------
Top 10 equity holdings, representing 24.45% of net assets are in bold face.

---------------------------------------------------------------------------------------
                                                      NUMBER OF               MARKET
                                                        SHARES                 VALUE
---------------------------------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 FOOD, BEVERAGE & TOBACCO - 5.50%
 ConAgra ..............................                 426,800             $12,457,225
 Hannaford Brothers ...................                 136,600               6,070,163
 Philip Morris ........................                 318,800              11,895,225
 Ralston-Purina Group .................                  63,000               6,678,000
 Universal Foods ......................                 165,800               8,383,263
                                                                            -----------
                                                                             45,483,876
                                                                            -----------
 HEALTHCARE & PHARMACEUTICALS - 5.64%
 AFLAC ................................                 144,200               9,373,000
 American Home Products ...............                 241,400              22,480,375
 Johnson & Johnson ....................                 207,300              14,796,037
                                                                            -----------
                                                                             46,649,412
                                                                            -----------
 PACKAGING & CONTAINERS - 0.58%
 Sealed Air ...........................                  76,326               4,784,711
                                                                            -----------
                                                                              4,784,711
                                                                            -----------
 REAL ESTATE - 3.69%
 Developers Diversified Realty ........                 121,100               4,806,155
*Health Care Property Investors .......                 116,300               3,925,125
 Nationwide Health Properties .........                 229,800               5,400,300
 Stewart Enterprises ..................                 273,400               7,065,681
 Storage Trust Realty .................                  87,800               2,129,150
 Storage USA ..........................                  78,900               2,988,338
 Sun Communities ......................                 121,700               4,259,500
                                                                            -----------
                                                                             30,574,249
                                                                            -----------
 RETAIL - 7.14%
*Intimate Brands ......................                 500,400              14,511,600
 May Department Stores ................                 129,200               7,970,025
 Rite Aid .............................                 749,500              24,077,688
 Sherwin-Williams .....................                 353,100              12,579,187
                                                                            -----------
                                                                             59,138,500
                                                                            -----------
 TELECOMMUNICATIONS - 2.73%
*ALLTEL ...............................                 126,700               5,416,425
 Ericsson (LM) Tel 'B' ADS ............                 125,800               6,462,975
 SBC Communications ...................                 258,600              10,715,738
                                                                            -----------
                                                                             22,595,138
                                                                            -----------
 TEXTILES, APPAREL & FURNITURE - 1.32%
 Hillenbrand Industries ...............                 174,900              10,909,388
                                                                            -----------
                                                                             10,909,388
                                                                            -----------
 UTILITIES - 1.99%
*CIA Telecom Chile S.A ................                 115,400               2,892,213
 CMS Energy ...........................                 200,900               8,776,819
 Edison International .................                 160,000               4,770,000
                                                                            -----------
                                                                             16,439,032
                                                                            -----------
 MISCELLANEOUS - 4.25%
 Pentair ..............................                 185,200               8,009,900
 Service International ................                 246,600              10,172,250
*ServiceMaster ........................                 211,500               6,040,969
 Tyco International ...................                 201,300              10,970,850
                                                                            -----------
                                                                             35,193,969
                                                                            -----------
 Total Common Stock (cost $425,290,517)                                     575,147,221
                                                                            -----------

                                                            for total return 13
DELAWARE FUND
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                           NUMBER OF          MARKET
                                                            SHARES             VALUE
---------------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS - 0.94%
 Freeport-McMoRan Copper & Gold
  7.00% pfd cv .....................................       157,700         $ 3,627,100
 Sealed Air $2.00 pfd cv ...........................        67,640           4,164,087
                                                                           -----------
 Total Convertible Preferred Stocks
  (cost $6,717,344) ................................                         7,791,187
                                                                           -----------
                                                           PRINCIPAL
                                                             AMOUNT
 ASSET-BACKED SECURITIES - 4.14%
 ADVANTA Series 93-1 A2 5.95% 5/25/09 .............    $   691,695             678,276
 American Finance Home Equity
  Series 94-2A1 6.95% 6/25/24 .....................        926,111             929,259
  Series 92-5 A 7.20% 2/15/08 .....................        300,858             305,010
  Series 92-1A 7.50% 3/15/07 ......................        360,293             362,095
  Series 91-1A 8.00% 7/25/06 ......................        246,488             249,101
 California Infrastructure PG and E
  Series 97-1 A4 6.16% 6/25/03 ....................      1,500,000           1,508,850
 Countrywide Home Equity Loan
  Series 97-1 A4 6.95% 5/25/21 ....................      3,475,000           3,509,750
 First Union Residential Securitization Trust
  Series 96-2 A2 6.46% 9/25/11 ....................      4,855,000           4,857,428
 MetLife Capital Equipment Loan Trust
  Series 6.85% 5/20/08 ............................      2,865,000           2,947,512
 NationsCredit Grantor Trust
  Series 96-1 A 5.85% 9/15/11 .....................      1,313,573           1,302,408
  Series 97-2 A 6.35% 4/15/14 .....................      1,556,416           1,565,171
 Neiman Marcus Group Credit Card Master Trust
  Series 95-1A 7.60% 6/15/03 ......................        960,000             992,254
 Oakwood Mortgage Investors
  Series 97-C A3 6.65% 11/15/27 ...................      2,180,000           2,193,738
 The Money Store Home Equity Trust
  Series 97-C AH5 6.59% 2/15/15 ...................      2,115,000           2,127,056
  Series 97-A A9 7.235% 4/15/27 ...................      3,150,000           3,234,282
 UCFC Home Equity Loan
  Series 96-B1 A3 7.30% 4/15/14 ...................      3,835,000           3,867,978
 World Omni Automobile Lease Securitization
  Series 97-B A4 6.20% 11/25/03 ...................      3,603,000           3,617,052
                                                                           -----------
 Total Asset-Backed Securities
  (cost $33,943,970) ..............................                         34,247,220
                                                                           -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 9.28%
 Asset Securitization Corporation
  Series 97-D5 A2 6.321% 2/14/41 ..................      3,920,000           3,961,650
  Series 97-D5 A3 6.371% 2/14/41 ..................      3,215,000           3,235,094
  Series 96-D2 A1 6.92% 2/14/29 ...................      3,507,428           3,619,775
  Series 96-D3 A1B 7.21% 10/13/26 .................      3,060,000           3,199,134
  Series 97-D4 A1A 7.35% 4/14/29 ..................      2,844,182           2,933,507
 Chase Commercial Mortgage Securities Corporation
  Series 96-2 C 6.90% 11/19/06 ....................      2,273,625           2,286,414
 CIT RV Trust Series 97-A A5 6.25% 11/17/08 .......      4,185,000           4,204,250
*First USA Credit Card Master Trust
  Series 97-10 A 5.778% 9/17/03 ...................      1,030,000           1,030,523
 GE Capital Mortgage Services
  Series 94-2 A3 5.40% 1/25/09 ....................        926,003             922,743
 LBCMT Series 98-C1 C 6.68% 9/18/08 ...............      3,435,000           3,406,017


------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                       PRINCIPAL                MARKET
                                                         AMOUNT                 VALUE
---------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Lehman Large Loan
 Series 97-LLI 6.79% 6/12/04 ............             $ 3,263,775             $ 3,344,350
Mortgage Capital Funding
 Series 96-MC2 C 7.224% 9/20/06 .........               2,137,777               2,200,240
 Series 96-MC1 D 7.80% 4/15/06 ..........               2,690,000               2,898,895
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 ..........               3,494,668               3,558,008
 Series 96-MD5 A3 7.905% 4/13/36 ........               3,300,000               3,527,905
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 2/25/27 .........               3,218,000               3,220,011
 Series 97-QS1 A8 6.75% 2/25/27 .........               2,355,589               2,331,665
 Series 97-QS4 A3 7.25% 5/25/27 .........               2,925,000               2,951,507
 Series 96-QS3 A13 7.29% 6/25/26 ........               1,770,000               1,776,361
 Series 95-QS1 A3 7.30% 6/25/21 .........               1,540,000               1,552,272
 Series 96-QS2 A6 7.45% 4/25/23 .........               3,345,000               3,403,015
 Series 97-QS3 A3 7.50% 4/25/27 .........               5,265,000               5,339,862
 Series 97-QS6 A5 7.50% 6/25/12 .........               4,436,497               4,586,055
Residental Fund Mortgage Securities
 Series 98-S6 A6 6.75% 3/25/28 ..........               4,135,000               4,093,004
 Series 96-S9 A10 7.25% 4/25/26 .........               3,147,240               3,239,821
                                                                               ----------
Total Collateralized Mortgage Obligations
 (cost $75,453,462)  ....................                                      76,822,078
                                                                               ----------
CORPORATE BONDS - 5.97%
American General Institute 7.57% 12/1/46                2,900,000               3,023,250
Banco Santiago S.A. 7.00% 7/18/07 .......               1,855,000               1,822,538
Celulosa Arauco 7.25% 6/11/98 ...........               1,750,000               1,752,187
Continental Airlines 6.80% 1/2/09 .......               1,940,000               1,956,975
Credit Foncier de France 8.00% 1/14/02 ..               2,415,000               2,553,863
Embotelladora Andina 7.00% 10/1/07 ......               3,000,000               2,940,000
Federal Express 7.65% 1/15/14 ...........               4,210,000               4,478,387
Firstar Capital 8.32% 12/15/26 ..........               2,300,000               2,507,000
Great Western Financial 8.206% 2/1/27 ...               4,000,000               4,265,000
Health and Retirement Properties
 6.75% 12/18/02  ........................               2,900,000               2,900,000
Kohls 6.70% 2/1/06  .....................               2,900,000               2,925,375
May Department Stores 7.50% 6/1/15 ......               4,000,000               4,295,000
MCI Communications 6.125% 4/15/02 .......               2,500,000               2,490,625
Raytheon 5.95% 3/15/01  .................               3,600,000               3,591,000
Southern Investments U.K. 6.375% 11/15/01                 700,000                 700,875
Summit Capital Trust 8.40% 3/15/27 ......               2,000,000               2,165,000
Transwestern Pipeline 7.55% 1/15/00 .....               1,200,000               1,230,000
Turner Broadcasting 8.375% 7/1/13 .......               3,350,000               3,785,500
                                                                               ----------
Total Corporate Bonds (cost $47,847,987)                                       49,382,575
                                                                               ----------
MORTGAGE-BACKED SECURITIES - 4.55%
Federal Home Loan Mortgage Corporation
 6.00% 2/1/11  ..........................               2,167,204               2,150,950
Federal Home Loan Mortgage Corporation
 6.50% 1/25/15  .........................               4,605,000               4,633,781
Federal Home Loan Mortgage Corporation
 8.50% 4/1/09  ..........................                     379                     403
Federal National Mortgage Association
 6.00% 3/1/13-5/1/28  ...................               6,908,749               6,738,314


14 for total return

DELAWARE FUND
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL                  MARKET
                                                                   AMOUNT                   VALUE
---------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES (Continued)
 Federal National Mortgage Association
   6.50% 5/1/12  ...................................             $ 5,000,000             $ 5,020,312
 Federal National Mortgage Association
   7.00% 7/1/17  ...................................               1,967,219               2,011,481
 Federal National Mortgage Association
   8.00% 1/1/10-12/1/09  ...........................               1,300,892               1,342,359
 Federal National Mortgage Association
   8.50% 11/1/09  ..................................               1,329,309               1,384,143
 Federal National Mortgage Association
   9.50% 2/1/17-2/1/25  ............................               4,090,429               4,425,009
 Government National Mortgage Association
   6.50% 12/15/23-1/15/24  .........................               2,098,908               2,099,564
 Government National Mortgage Association
   9.00% 1/15/20-11/15/21  .........................               7,006,065               7,568,505
 Government National Mortgage Association
   9.50% 1/15/20  ..................................                 244,150                 266,505
                                                                                         -----------
 Total Mortgage-Backed Securities
   (cost $37,046,653)  .............................                                      37,641,326
                                                                                         -----------
 MUNICIPAL BONDS - 0.34%
 Philadelphia, Pennsylvania Authority For Industrial
   Development Series 97 A 6.488% 6/15/04 ..........               2,873,766               2,845,028
 Total Municipal Bonds (cost $2,873,766) ...........                                       2,845,028

 U.S. TREASURY OBLIGATIONS - 3.19%
*U.S. Treasury Notes 5.375% 2/15/01 ................               2,900,000               2,883,093
*U.S. Treasury Notes 5.50% 1/31/03 .................               1,500,000               1,490,145
 U.S. Treasury Notes 5.50% 2/15/08 .................               7,375,000               7,281,043
 U.S. Treasury Notes 5.75% 8/15/03 .................               3,605,000               3,619,276
*U.S. Treasury Notes 5.875% 11/30/01 ...............               3,870,000               3,897,631
 U.S. Treasury Notes 6.375% 1/15/00 ................               2,000,000               2,026,280
*U.S. Treasury Notes 6.375% 8/15/27 ................               4,950,000               5,225,268
                                                                                         -----------
 Total U.S. Treasury Obligations
  (cost $26,428,736)  ..............................                                      26,422,736
                                                                                         -----------
 REPURCHASE AGREEMENTS - 1.92%
 With Chase Manhattan 5.48% 5/1/98 (dated
   4/30/98, collateralized by $5,190,000
   U.S. Treasury Notes 6.625% due 6/30/01,
   market value $5,443,779) ........................               5,330,000               5,330,000
 With J.P. Morgan 5.50% 5/1/98 (dated
   4/30/98, collateralized by $5,375,000
   U.S. Treasury Notes 6.375% due 4/30/99,
   market value $5,416,625) ........................               5,303,000               5,303,000
 With PaineWebber 5.50% 5/1/98 (dated
   4/30/98, collateralized by $2,683,000
   U.S. Treasury Notes 5.125% due 12/31/98,
   market value $2,722,357 and $2,602,000
   U.S. Treasury Notes 6.75% due 6/30/99,
   market value $2,694,465) ........................               5,303,000               5,303,000
                                                                                         -----------
 Total Repurchase Agreements
   (cost $15,936,000)  .............................                                      15,936,000
                                                                                        -----------

---------------------------------------------------------------------------------------
                                                                              Market
                                                                               Value
---------------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED
  (cost $671,538,435) - 99.82%  .........................                  $826,235,371
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 0.18%  ..................................                     1,450,992
                                                                           ------------
NET ASSET APPLICABLE TO 35,610,572 SHARES
  ($1 PAR VALUE) OUTSTANDING - 100.00% ..................                  $827,686,363
                                                                           ============
NET ASSET VALUE - DELAWARE FUND A CLASS
  ($613,164,006 / 26,386,538 SHARES) ....................                  $      23.24
                                                                           ============
NET ASSET VALUE - DELAWARE FUND B CLASS
  ($25,508,214 / 1,098,725 SHARES)  .....................                  $      23.22
                                                                           ============
NET ASSET VALUE - DELAWARE FUND C CLASS
  ($12,430,233 / 535,700 SHARES)  .......................                  $      23.20
                                                                           ============
NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL CLASS
  ($176,583,910 / 7,589,609 SHARES) .....................                  $      23.27
                                                                           ============
-----------
*Securities on loan

COMPONENTS OF NET ASSETS AT APRIL 30, 1998:
Common stock, $1 par value, 200,000,000 shares authorized
  to the Delaware Fund ..................................                  $622,886,581
Undistributed net investment income .....................                     2,725,309
Accumulated net realized gain on investments ............                    47,377,537
Net unrealized appreciation of investments ..............                   154,696,936
                                                                           ------------
Total net assets ........................................                  $827,686,363
                                                                           ============
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - DELAWARE FUND A CLASS
Net asset value A Class (A)  ............................                  $      23.24
Sales charge (4.75% of offering price or 4.99%
  of the amount invested per share) (B) .................                          1.16
                                                                           ------------
Offering price ..........................................                  $      24.40
                                                                           ============

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Purchase Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes
                                                            for total return 15

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .....................................           $  8,163,409
Dividends ....................................              4,560,568                  $ 12,723,977
                                                         ------------
EXPENSES:
Management fees ..............................              1,983,800
Distribution expense .........................                760,165
Dividend disbursing and transfer agent fees
   and expenses ..............................                676,739
Accounting and administration ................                190,596
Registration fees ............................                 63,254
Reports and statements to shareholders .......                 63,251
Taxes other than taxes on income .............                 50,991
Directors' fees ..............................                  6,690
Professional fees ............................                  2,627
Other ........................................                 10,272                     3,808,385
                                                         ------------                 -------------

NET INVESTMENT INCOME ........................                                            8,915,592
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain from investment transactions                                           47,632,082
Net change in unrealized appreciation
   on investments ............................                                           51,068,374
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ............................                                           98,700,457
                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................                                         $107,616,048
                                                                                      =============

                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC. -
DELAWARE FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                            SIX MONTHS ENDED                YEAR
                                                                 4/30/98                    ENDED
                                                               (UNAUDITED)                   1997
---------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income ............................           $   8,915,592            $  19,346,555
Net realized gain on investments .................              47,632,082               83,369,699
Net change in unrealized appreciation ............              51,068,374               30,998,183
                                                             -------------            -------------
Net increase in net assets resulting
  from operations ................................             107,616,048              133,714,437
                                                             -------------            -------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  Delaware Fund A Class ..........................              (6,761,558)             (16,272,302)
  Delaware Fund B Class ..........................                (115,672)                (261,292)
  Delaware Fund C Class ..........................                 (55,321)                (110,135)
  Delaware Fund Institutional Class ..............              (2,249,406)              (4,590,915)

Net realized gain from security transactions:
  Delaware Fund A Class ..........................             (62,370,465)             (44,815,558)
  Delaware Fund B Class ..........................              (1,962,519)                (710,891)
  Delaware Fund C Class ..........................                (985,860)                (217,176)
  Delaware Fund Institutional Class ..............             (17,376,596)             (11,402,169)
                                                             -------------            -------------
                                                               (91,877,397)             (78,380,438)
                                                             -------------            -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Delaware Fund A Class ..........................              22,877,746               41,923,741
  Delaware Fund B Class ..........................               8,229,852               10,047,187
  Delaware Fund C Class ..........................               3,746,915                6,084,168
  Delaware Fund Institutional Class ..............              16,509,477               29,047,615
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and
  realized gain on security transactions:
  Delaware Fund A Class ..........................              54,964,012               47,456,233
  Delaware Fund B Class ..........................               1,999,236                  910,380
  Delaware Fund C Class ..........................                 995,610                  315,208
  Delaware Fund Institutional Class ..............              19,626,040               15,968,541
                                                             -------------            -------------
                                                               128,948,888              151,753,073
                                                             -------------            -------------
Cost of shares repurchased:
  Delaware Fund A Class ..........................             (30,606,901)             (67,004,197)
  Delaware Fund B Class ..........................              (1,999,480)              (2,119,134)
  Delaware Fund C Class ..........................                (674,138)                (811,843)
  Delaware Fund Institutional Class ..............             (16,093,861)             (29,541,550)
                                                             -------------            -------------
                                                               (49,374,380)             (99,476,724)
                                                             -------------            -------------
Increase in net assets derived from capital
  share transactions .............................              79,574,508               52,276,349
                                                             -------------            -------------
NET INCREASE IN NET ASSETS .......................              95,313,159              107,610,348

NET ASSETS:
Beginning of period ..............................             732,373,204              624,762,856
                                                             -------------            -------------
End of period ....................................           $ 827,686,363            $ 732,373,204
                                                             =============            =============

                            See accompanying notes

16 for total return

DELAWARE GROUP EQUITY FUNDS I, INC. - DELAWARE FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 DELAWARE FUND A CLASS
                                               -----------------------------------------------------------------------------------
                                               SIX MONTHS         YEAR          YEAR         YEAR            YEAR           YEAR
                                                  ENDED           ENDED        ENDED         ENDED          ENDED          ENDED
                                                4/30/98(1)      10/31/97     10/31/96      10/31/95        10/31/94      10/31/93
                                               (UNAUDITED)
Net asset value, beginning of period ......      $22.950        $21.260       $19.940      $18.000         $19.430         $18.720

Income from investment operations:
  Net investment income ...................        0.255          0.610         0.706        0.664           0.615           0.631
  Net realized and unrealized gain (loss)
    on investments ........................        2.905          3.680         2.349        2.156          (0.285)          1.509
                                                 -------        -------       -------      -------         -------         -------
  Total from investment operations ........        3.160          4.290         3.055        2.820           0.330           2.140
                                                 -------        -------       -------      -------         -------         -------
Less dividends and distributions:
  Dividends from net investment income ....       (0.270)        (0.680)       (0.655)      (0.630)         (0.600)         (0.660)
  Distributions from net realized gain on
    investment transactions ...............       (2.600)        (1.920)       (1.080)      (0.250)         (1.160)         (0.770)
                                                 -------        -------       -------      -------         -------         -------
  Total dividends and distributions .......       (2.870)        (2.600)       (1.735)      (0.880)         (1.760)         (1.430)
                                                 -------        -------       -------      -------         -------         -------

Net asset value, end of period ............      $23.240        $22.950       $21.260      $19.940         $18.000         $19.430
                                                 =======        =======       =======      =======         =======         =======
Total return(2)............................       14.92%         22.05%        16.07%       16.26%           1.80%          11.91%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .     $613,164       $554,448      $490,150     $493,243        $456,074        $507,528
  Ratio of expenses to average net assets .        0.99%          0.97%         0.99%        0.97%           0.97%           0.89%
  Ratio of net investment income to average
    net assets ............................        2.29%          2.83%         3.39%        3.55%           3.31%           3.27%
  Portfolio turnover ......................          92%            81%           92%          94%            142%            160%
  Average commission rate paid(3)..........     $0.0600        $0.0600       $0.0600          N/A             N/A             N/A

(1) Ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes
                                                           for total return 17

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             DELAWARE FUND B CLASS                       DELAWARE FUND C CLASS
                                             -------------------------------------------------   ----------------------------------
                                             SIX MONTHS     YEAR     YEAR      YEAR   9/6/94(2)  SIX MONTHS    YEAR     11/29/95(2)
                                                ENDED      ENDED    ENDED      ENDED      TO        ENDED      ENDED         TO
                                              4/30/98(1)  10/31/97 10/31/96   10/31/95 10/31/94   4/30/98(1)  10/31/97     10/31/96
                                             (UNAUDITED)                                         (UNAUDITED)
Net asset value, beginning of period ......... $22.880    $21.200   $19.900    $17.980  $18.340    $22.870     $21.180     $20.500

Income from investment operations:
    Net investment income.....................   0.175      0.452     0.525      0.567    0.070      0.175       0.460       0.583
    Net realized and unrealized gain (loss)
      from investments .......................   2.890      3.658     2.350      2.113   (0.280)     2.880       3.655       1.757
                                               -------    -------   -------    -------  -------    -------     -------     -------
    Net increase (decrease) in net assets from
      investment operations ..................   3.065      4.110     2.875      2.680   (0.210)     3.055       4.115       2.340
                                               -------    -------   -------    -------  -------    -------     -------     -------
Less dividends and distributions:
    Dividends from net investment income .....  (0.125)    (0.510)   (0.495)    (0.510)  (0.150)    (0.125)     (0.505)     (0.580)
    Distributions from net realized gain on
      investment transactions ................  (2.600)    (1.920)   (1.080)    (0.250)    none     (2.600)     (1.920)     (1.080)
                                               -------    -------   -------    -------  -------    -------     -------     -------
      Total dividends and distributions ......  (2.725)    (2.430)   (1.575)    (0.760)  (0.150)    (2.725)     (2.425)     (1.660)
                                               -------    -------   -------    -------  -------    -------     -------     -------

Net asset value, end of period ............... $23.220    $22.880   $21.200    $19.900  $17.980    $23.200     $22.870     $21.180
                                               =======    =======   =======    =======  =======    =======     =======     =======

Total return(3)...............................  14.47%     21.09%    15.15%     15.36%   (1.14%)    14.43%      21.07%      12.13%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .. $25,508    $16,659    $6,872     $3,383     $568    $12,430      $8,090      $1,990
    Ratio of expenses to average net assets ..   1.79%      1.78%     1.80%      1.79%    1.81%      1.79%       1.78%       1.80%
    Ratio of net investment income to
      average net assets .....................   1.49%      2.00%     2.58%      2.73%    2.47%      1.49%       2.00%       2.58%
    Portfolio turnover .......................     92%        81%       92%        94%     142%        92%         81%         92%
    Average commission rate paid(4)........... $0.0600    $0.0600   $0.0600        N/A      N/A    $0.0600     $0.0600     $0.0600


(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Delaware Fund B Class and C Class.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

18 for total return

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                          DELAWARE FUND INSTITUTIONAL CLASS
                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS        YEAR         YEAR            YEAR           YEAR        11/9/92(2)
                                                  ENDED          ENDED       ENDED            ENDED          ENDED           TO
                                                4/30/98(1)     10/31/97     10/31/96        10/31/95       10/31/94       10/31/93
                                               (UNAUDITED)
Net asset value, beginning of period ......      $23.000        $21.300      $19.980         $18.030        $19.460        $18.820

Income from investment operations:
    Net investment income .................        0.293          0.659        0.727           0.694          0.653          0.632
    Net realized and unrealized gain (loss)
      from investments ....................        2.897          3.681        2.363           2.166         (0.293)         1.438
                                                 -------        -------      -------         -------        -------        -------
    Net increase in net assets from
      investment operations ...............        3.190          4.340        3.090           2.860          0.360          2.070
                                                 -------        -------      -------         -------        -------        -------
Less dividends and distributions:
    Dividends from net investment income ..       (0.320)        (0.720)      (0.690)         (0.660)        (0.630)        (0.660)
    Distributions from net realized gain on
      investment transactions .............       (2.600)        (1.920)      (1.080)         (0.250)        (1.160)        (0.770)
                                                 -------        -------      -------         -------        -------        -------
    Total dividends and distributions .....       (2.920)        (2.640)      (1.770)         (0.910)        (1.790)        (1.430)
                                                 -------        -------      -------         -------        -------        -------

Net asset value, end of period ............      $23.270        $23.000      $21.300         $19.980        $18.030        $19.460
                                                 =======        =======      =======         =======        =======        =======

Total return ..............................       15.04%         22.29%       16.25%          16.50%          1.96%         11.76%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)     $176,584       $153,176     $125,751        $108,747        $93,990        $72,052
    Ratio of expenses to average net assets        0.79%          0.78%        0.80%           0.79%          0.81%          0.77%
    Ratio of net investment income to
      average net assets ..................        2.49%          3.00%        3.58%           3.73%          3.47%          3.39%
    Portfolio turnover ....................          92%            81%          92%             94%           142%           160%
    Average commission rate paid(3)........      $0.0600        $0.0600      $0.0600            N/A            N/A            N/A

(1) Ratios have been annualized and total return has not been annualized.

(2) Date of initial pulbic offering; ratios and total return have been annualized.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC. - DELAWARE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc.- formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Delaware Group Equity Funds I currently offers two Series, Delaware Fund and Devon Fund. These financial statements and related notes pertain to Delaware Fund (the "Fund"). The Fund is organized as a Maryland Corporation and offers four classes of shares. The Delaware Fund A Class carries a front-end load of 4.75%. The Delaware Fund B Class carries a back-end charge. The Delaware Fund C Class carries a level load deferred sales charge and Delaware Fund Institutional Class has no sales charge. The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

                                                           for total return 19

------------------------------------------------------------------------------

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $100 million of net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the net assets over $500 million, less fees paid to the unaffiliated directors. For the six months ended April 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $150,528.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the six months ended April 30, 1998, the Fund expensed $676,739 for dividend disbursing and transfer agent services and $166,909 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $49,979.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class.

For the six months ended April 30, 1998, DDLP earned $55,886 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended April 30, 1998, the Fund made purchases of $233,539,995 and sales of $258,246,233 of investment securities other than U.S. government securities and temporary cash investments. During the six months ended April 30, 1998, the Fund made purchase of $118,765,480 and sales of $107,634,276 of U.S. government securities.

At April 30, 1998, unrealized appreciation for federal income tax purposes aggregated $154,574,552 of which $158,372,062 related to unrealized appreciation of securities and $3,797,510 related to unrealized depreciation of securities. At April 30, 1998 the aggregate cost of securities for federal income tax purposes was $671,660,819.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       SIX MONTHS      YEAR
                                                          ENDED        ENDED
                                                        4/30/98      10/31/97
Shares sold:
    Delaware Fund A Class .....................        1,015,130    1,903,960
    Delaware Fund B Class .....................          363,797      459,520
    Delaware Fund C Class .....................          165,301      281,578
    Delaware Fund Institutional Class .........          724,716    1,328,119

Shares issued upon reinvestment of
    dividends from net investment income and net
    realized gains from security transactions:
    Delaware Fund A Class .....................        2,569,236    2,341,619
    Delaware Fund B Class .....................           93,506       44,725
    Delaware Fund C Class .....................           46,595       15,366
    Delaware Fund Institutional Class                    915,930      786,052
                                                       ---------    ---------
                                                       5,894,211    7,160,939
                                                       ---------    ---------
Shares repurchased:
    Delaware Fund A Class .....................       (1,352,783)  (3,148,854)
    Delaware Fund B Class .....................          (86,579)    (100,425)
    Delaware Fund C Class .....................          (29,964)     (37,099)
    Delaware Fund Institutional Class .........         (709,717)  (1,359,503)
                                                       ---------    ---------
                                                      (2,179,043)  (4,645,881)
                                                       ---------    ---------

Net Increase ..................................        3,715,168    2,515,058
                                                       =========    =========
5. Lines of Credit
The Fund has a committed line of credit for $24,300,000. No amount was outstanding at April 30, 1998, or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the opinion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at April 30, 1998, was $63,574,396 and $64,845,883, respectively.

This Semi-annual report is for the information of Delaware Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

                              [Photo of Globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

Printed in the USA
on recycled paper

Copy Right Delaware Distributors, L.P.

SA-002 [4/98] PP6/98
(739)